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                                                 COPY NUMBER:
                                                 RECIPIENT'S NAME:


                      CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM


                                ECOSCIENCE CORPORATION
                               A DELAWARE  CORPORATION

                               -----------------------

                       PRIVATE PLACEMENT OF 1,040,000 SHARES OF
                                    COMMON STOCK,     $0.01 PAR VALUE

                                          AT

                                   $1.25 PER SHARE
                               -----------------------

                            FOR ACCREDITED INVESTORS ONLY
                               -----------------------

                        THE SECURITIES OFFERED HEREBY INVOLVE
                A HIGH DEGREE OF RISK AND RESTRICTED TRANSFERABILITY.

    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE NOR HAS THE SEC OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM AND THE EXHIBITS HERETO
(COLLECTIVELY, "MEMORANDUM").   ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH AN OFFER IS NOT AUTHORIZED.

    THE INFORMATION CONTAINED IN THIS MEMORANDUM IS CONFIDENTIAL, CONTAINS NON-PUBLIC INFORMATION, AND IS INTENDED ONLY FOR THE PERSON WHOSE NAME APPEARS ABOVE AND SUCH PERSON'S ADVISORS, IF ANY.

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              TAGLICH BROTHERS, D'AMADEO, WAGNER & COMPANY, INCORPORATED

                         REPRODUCTION OF ANY PORTION OF THIS
                                      MEMORANDUM
                                IS STRICTLY PROHIBITED


                             ----------------------------


SEPTEMBER 20, 1996

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                                ECOSCIENCE CORPORATION
                                 TERMS OF OFFERING OF
                                     COMMON STOCK



THE FOLLOWING ARE THE TERMS OF THE OFFERING OF COMMON STOCK OF ECOSCIENCE CORPORATION (THE "COMPANY') WHICH SHOULD BE READ TOGETHER WITH THE ATTACHED OVERVIEW AND THE EXHIBITS ANNEXED THERETO.


Securities Offered...............   The Offering consists of 1,040,000
                                    shares of the Company's Common Stock,
                                    par value $.01 per share ("Common Stock"), having an offering price of $1,300,000 in the aggregate.

Offering Price...................   $1.25 per share of Common Stock.

Common Stock Outstanding.........   9,342,177 shares of Common Stock issued
                                    and outstanding as of September 19,
                                    1996.

Use of Proceeds..................   The net proceeds from this Offering are
                                    estimated to be approximately $1,150,000 after deducting offering expenses. The proceeds will be used to repay certain indebtedness and for general corporate purposes.

Purchaser Requirements...........   Purchase of the Common Stock offered
                                    hereby is limited to accredited
                                    investors ("Accredited Investors") as that term is defined in Regulation D under the Securities Act of 1933 as amended
                                    ("the Securities Act") who make certain
                                    representations concerning their assets
                                    or income, investment intention and
                                    sophistication

Placement Agent..................   The Company has retained Taglich
                                    Brothers, D'Amadeo, Wagner & Company,
                                    Inc. to act as placement agent ("the
                                    Placement Agent") in connection with this offering and will pay Placement Agent
                                    $25,000, plus a 7.0% commission for all
                                    equity funds raised.  In addition, the
                                    Placement Agent shall receive five (5)
                                    year Warrants to purchase 156,000 shares of the Company's common stock, at an exercise price of $2.00 per share. The
                                    Company will reimburse the Placement
                                    Agent for all of its expenses in
                                    connection with the offering up to a
                                    maximum of $15,000.  Shares may be
                                    offered by certain other broker/dealers
                                    and the Placement Agent may allot a
                                    portion of its compensation to such
                                    other broker/dealers.

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Offering Period..................   The Offering will continue through
                                    September 25, 1996 subject to an
                                    extension for a period of up to 30 days
                                    on the terms set forth in the agreement
                                    between the Company and the Placement
                                    Agent.  There will not be any closing
                                    unless the entire offering is sold.

Subscription Procedure..........    To subscribe for the shares offered
                                    hereby, prospective investors are to
                                    complete the Subscription Agreement
                                    which accompanies the Private Placement
                                    Memorandum and return it to the
                                    Placement Agent in the self-addressed
                                    envelope. The execution and delivery of the Subscription Agreement will constitute a prospective investor's irrevocable subscription for the shares indicated. All executed Subscription
                                    Agreements shall be accompanied by check or wire transfer to the Escrow Agent.
                                    The Company has the right, in its sole
                                    discretion, to accept or reject any
                                    subscription, in whole or in part.

Escrow Account..................    All subscription payments received prior
                                    to the closing of this Offering will be
                                    deposited with the Escrow Agent in an
                                    Escrow Account.  No interest will be
                                    earned by subscribers on subscription
                                    payments held in the Escrow Account. If less than all the shares being offered are sold prior to termination of the Offering Period, or if for any reason the closing of the purchase and sale of the shares does not take place, all payments will be returned to subscribers without interest or deduction.

Restrictions on Transfer........    The Common Stock issued at closing may
                                    not be offered, sold or resold unless
                                    they are registered under the Securities
                                    Act or an exemption from the
                                    registration requirements of the
                                    Recurities Act is available.  None of
                                    such securities has been registered
                                    under the Securities Act.

Registration of Shares..........    The Company has agreed to prepare and
                                    file with the SEC a registration
                                    statement ("Registration Statement") on
                                    the appropriate form under the 1933 Act,
                                    with respect to the Shares and the
                                    shares of Common Stock issuable upon the
                                    exercise of the Placement Agent Warrants
                                    collectively, the ("Registrable
                                    Securities"), within nine (9) months
                                    after the Closing and use its best
                                    efforts to have the Registration
                                    Statement become effective and to keep
                                    such registration statement effective
                                    and current for three (3) years.  If
                                    such Registration Statement is not
                                    declared effective within nine (9)
                                    months after the Closing, the holders of
                                    such
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                                    Registrable Securities (including
                                    transferees authorized under applicable
                                    securities laws) shall be entitled to
                                    additional Shares of Common Stock equal
                                    to, and the number of shares issuable
                                    under the Placement Agent Warrants shall be increased by, the lesser of (i) the product of (x) four (4%) percent of the number of Registrable Securities owned by each such holder, and (y) the number of months, or any part thereof, beyond said nine (9) month period until the Registration Statement is declared effective or (ii) 35%. In addition, holders of the Registrable Securities will be entitled to piggyback registration rights, which subject to certain restrictions, would permit the holders to include their Registrable
                                    Securities in a Registration Statement
                                    filed by the Company covering securities to be offered by the Company or other selling security holders.